Exhibit 10.8

**DATED 9th June 2011**

**(1) SAL PENSION FUND LIMITED**

**(2) MTS MEDICATION TECHNOLOGIES LIMITED**

**LEASE**

**UNIT 6B PARK 2000, WESTLAND ROAD, LEEDS, WEST YORKSHIRE**

| | |
|---|---|
| Commencing: | 9th June 2011 |
| Term Of Years: | 10 |
| Expires: | 8th June 2021 |

Dechert LLP
160 Queen Victoria Street
London EC4V 4QQ, UK
Tel: +44 (0) 20 7184 7000
Fax: +44 (0) 20 7184 7001

**TABLE OF CONTENTS**

**Page**

| | | |
|---|---|---|
| 1. | INTERPRETATION | 3 |
| 2. | THE DEMISE | 6 |
| 3. | TENANT'S COVENANTS | 7 |
| 4. | LANDLORD'S COVENANTS | 22 |
| 5. | PROVISOS | 23 |
| SCHEDULE 1 | THE PREMISES | 28 |
| SCHEDULE 2 | THE RIGHTS | 29 |
| SCHEDULE 3 | THE EXCEPTIONS | 30 |
| SCHEDULE 4 | THE SERVICE CHARGE | 31 |
| SCHEDULE 5 | CONTRACTUAL GUARANTEE | 34 |
| SCHEDULE 6 | AUTHORISED GUARANTEE AGREEMENT | 37 |

| | |
|---|---|
| **LR1. Date of lease** | |
| **LR2. Title number(s)** | **LR2.1 Landlord's title number(s)**<br>WYK715382<br>**LR2.2 Other title numbers** |
| **LR3. Parties to this Lease** | **Landlord**<br>**<u>SAL PENSION FUND LIMITED</u>** whose registered office is at St Mark's Court Chart Way Horsham West Sussex RH12 1XL a company registered in England under number 1222910<br>**Tenant**<br>**<u>MTS MEDICATION TECHNOLOGIES LIMITED</u>** whose registered office is at 6 Dalton Court, Commercial Road, Darwen, Lancashire BB3 0DG a company registered in England under number 04562981 |
| **LR4. Property** | **In the case of a conflict between this clause and the remainder of this Lease then for the purposes of registration, this clause shall prevail.**<br>The Premises as defined in clause 1.1 of this Lease |
| **LR5. Prescribed statements etc.** | ***LR5.1 Statements prescribed under rules 179 (dispositions in favour of a charity), 180 (dispositions by a charity) or 196 (leases under the Leasehold Reform, Housing and Urban Development Act 1993) of the Land Registration Rules 2003.***<br>None |
| **LR6. Term for which the Property is leased** | The term as specified in this Lease at clause 1.1 |
| **LR7. Premium** | None |
| **LR8. Prohibitions or restrictions on disposing of this Lease** | This lease contains a provision that prohibits or restricts dispositions. |

| | |
|---|---|
| **LR9. Rights of acquisition etc.** | **LR9.1 Tenant's contractual rights to renew this Lease, to acquire the reversion or another lease of the Property, or to acquire an interest in other land**<br>None<br>**LR9.2 Tenant's covenant to (or offer to) surrender this Lease**<br>None<br>**LR9.3 Landlord's contractual rights to acquire this Lease**<br>None |
| **LR10. Restrictive covenants given in this Lease by the Landlord in respect of land other than the Property** | None |
| **LR11. Easements** | **LR11.1 Easements granted by this Lease for the benefit of the Property**<br>Schedule 2 to this Lease<br>**LR11.2 Easements granted or reserved by this Lease over the Property for the benefit of other property**<br>Schedule 3 to this Lease |
| **LR12. Estate rentcharge burdening the Property** | None |

**THIS LEASE** made on 9th June 2011

**BETWEEN:**

(1) The Landlord: **SAL PENSION FUND LIMITED** whose registered office is at St. Mark's Court Chart Way Horsham West Sussex RH12 1XL a company registered in England under number 1222910; and

(2) The Tenant: **MTS MEDICATION TECHNOLOGIES LIMITED** whose registered office is at whose registered office is at 6 Dalton Court, Commercial Road, Darwen, Lancashire BB3 0DG a company registered in England under number 04562981.

**WITNESSES** as follows:

## 1. INTERPRETATION

In this Lease unless the context requires otherwise:

1.1 The following words and expressions mean:

**the CDM Regulations:** the Construction (Design and Management) Regulations 2007 and any other regulations of a similar nature in force at any time during the Term and all regulations and orders included by clause 1.2;

**the Common Parts:** all parts of the Estate which at any time during the Term do not form part of the Premises or any other building on the Estate let or intended to be let to any other tenant of the Landlord including without limitation all roads and footpaths and all parking, service, access and landscaped areas, all boundary structures and all Pipes other than those demised to the Tenant or any other tenant on the Estate;

**the Contractual Term:** the term of 10 years starting on 9th June 2011 and ending on 8th June 2021;

**the End of the Term:** the end of the Term however that happens;

**Environmental Legislation:** the Health and Safety at Work etc Act 1974, the Environmental Protection Act 1990, the Water Resources Act 1991, the Environment Act 1995 and any other statute of a similar nature in force at any time during the Term;

**Environmental Performance** means the efficiency of the:

(a) consumption of energy;

(b) consumption or use of water;

(c) Waste generation and management; and

(d) consumption of other resources

involved in the development, use and/or operation of the Premises measured by the extent to which the climatic or environmental impacts of such development use and/or operation are minimised or ameliorated;

**EPC:** energy performance certificate and recommendation report, as defined in the Energy Performance of Buildings (Certificates and Inspections) (England and Wales) Regulations 2007;

NB | Responsibility is not accepted for errors made by others scaling from this drawing. All construction information should be taken from figured dimensions only

A3


Works
Warehouse
Warehouse
Works
Works
Works
Foundry
WESTLAND ROAD
MILLENNIUM WAY
MILLENNIUM DRIVE
ALLENBY VIEW
Westland Court
Westland Square
WESTLAND SQUARE
El Sub Sta
El Sub Sta
Tank
Tank
51.8m
48.2m
49.7m
54.3m
LB
WB
Factory

| Rev | Description | By | Date |
|---|---|---|---|

workman building consultancy

Project
MILLENIUM WAY
LEEDS

Client
SAL PENSION FUND LTD

Title
UNIT 6B
LEASE PLAN

| Drawn by | Surveyor | Date |
|---|---|---|
| GJS | RWS | MAY 2011 |

Scale
1:1250 @ A3

| Drawing Number | Revision |
|---|---|
| 101414-D09-002 | |

**the Estate:** the property currently registered at H M Land Registry under the Registered Title and any modification of it (whether by extension or reduction) and which shall include (inter alia where the context so admits) all buildings and structures on the Estate from time to time and any additions or improvements to them and all landlord's fixtures, fittings, plant, machinery, apparatus, equipment and Pipes in or serving the Estate or any part of it (except those of statutory undertakers) and all party structures, boundary walls, railings and fences;

**the Exceptions:** the exceptions and reservations set out in the Third Schedule;

**Group Company:** a group company within the meaning of section 42 of the Landlord and Tenant Act 1954;

Dechert LLP

Insert Rider 1 →

**the Insured Risks:** fire, lightning, explosion, storm, tempest, flood, bursting and overflowing of water tanks, apparatus or pipes, aircraft and other aerial devices, earthquake, riot, civil commotion, labour disturbance, malicious damage, subsidence and/or any other risks that the Landlord in its absolute discretion considers appropriate at any time (subject to the exclusions, excesses and limitations that are applicable to any relevant insurance policy at any time and excluding any such risks which cannot reasonably be insured on satisfactory terms or at a reasonable premium);

**the Interest Rate:** four per cent per annum above the base rate from time to time of any bank that is a member of the British Bankers' Association and that the Landlord specifies at any time or, if those base rates cease to exist, such other equivalent rate of interest as the Landlord reasonably specifies at any time both before and after any judgment;

**the Landlord:** includes the reversioner for the time being immediately expectant on the End of the Term;

**this Lease:** this Lease and any documents supplemental to it or entered into in accordance with or under it;

**The Licence to Alter** a licence to alter of even date made between (1) the Landlord and (2) the Tenant;

**Pipes:** pipes, sewers, drains, conduits, gutters, watercourses, wires, cables, channels, ducts, flues, aerials, cisterns, tanks and all other conducting media and ancillary apparatus and any enclosures for them;

**the Plan:** the plan or plans annexed to this Lease;

**the Planning Acts:** the Town and Country Planning Act 1990, the Planning (Listed Estates and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990, the Planning (Consequential Provisions) Act 1990, the Planning and

Dechert LLP

**RIDER 1**

"**Hazardous Substances**": chemicals, pollutants, contaminants, wastes, petroleum, petroleum products, pesticides, dangerous or noxious or hazardous or toxic or carcinogenic or radioactive or explosive or combustible or inflammable substances and materials including, in particular but without limitation, the substances prescribed in Schedules 4, 5 and 6 of the Environmental Protection (Prescribed Processes and Substances) Regulations 1991 and as specified in regulations made under section 5 of the Planning (Hazardous Substances) Act 1990 or the Notification of Installations Handling Hazardous Substances Regulations 1982 or the Control of Substances Hazardous to Health Regulations 1988 and shall include any substances the presence of which may (alone or in combination with other substances) give rise to pollution of the environment as defined in section 1(3) Environmental Protection Act 1990 or to the Premises being or becoming contaminated land as defined in section 78(2) Environmental Protection Act 1990;

| | |
|---|---|
| | Compensation Act 1991, the Planning Act 2008 and any other statute of a similar nature in force at any time during the Term; |
| **the Premises:** | the property described in the First Schedule; |
| **the Registered Title:** | all matters referred to in the registers of title number WYK715382 on 28 March 2011 at 11:41:21 (save for the lease registered under title number WYK763633 which is noted on the schedule of notices of leases) a copy of which registers are annexed to this Lease; |
| **the Rent Commencement Date:** | 9th September 2011; |
| **the Rent Days:** | 25 March, 24 June, 29 September and 25 December in each year; |
| **the Rights:** | the rights set out in the Second Schedule; |
| **the Service Charge:** | the monies payable by the Tenant for the provision of services in accordance with the Fourth Schedule; |
| **the Surveyor** | any suitably qualified person or firm appointed by or acting for the Landlord (who may be an employee of the Landlord or the person or firm appointed by the Landlord to manage the Estate); |
| **the Tenant:** | includes its successors in title and all persons deriving title through or under it; |
| **Tenant Package:** | the aggregate of the covenants and obligations, whether actual or contingent, received by the Landlord either under this Lease or any document supplemental to it or entered into for the purpose of providing any assurance or security for the Landlord that a tenant will comply with its obligations under this Lease including any personal, corporate or bank guarantees, rent deposits, bonds and any other form of security or undertaking given in relation to this Lease but excluding any authorised guarantee agreement held or to be received by the Landlord for that tenant which shall be discounted; |
| **the Term:** | the Contractual Term together with any extension or continuance of it whether by agreement, common law or statute; |
| **Utilities:** | data transmission, drainage, electricity, energy of any other type, gas, telephone, water and all other services; |
| **VAT:** | Value Added Tax and any tax of a similar nature substituted for it or imposed in addition to it at any time during the Term and any penalties or fines in relation to them; |
| **the 1995 Act:** | the Landlord and Tenant (Covenants) Act 1995. |

1.2 Any reference to any statute, including any reference in any definition in this clause, includes (unless specifically stated to the contrary):

1.2.1 any amendment, modification, extension or re-enactment of it at any time;

1.2.2 all instruments, orders, plans, regulations, permissions, directions and any other form of subsidiary legislation at any time made, issued or given under or drawing validity from any statute; and

1.2.3 all European Union law, directives and regulations.

1.3 Any reference to any form of legal entity includes all other forms of legal entity.

1.4 Obligations by more than one person are joint and several and where any party under this Lease at any time is more than one person references to it are to each person individually as well as jointly with the others comprising it.

1.5 Any obligation on the Tenant not to do something is an obligation not to do it, omit it, allow it or suffer it to be done or omitted.

1.6 Rights excepted, reserved or granted to the Landlord are excepted, reserved or granted to the Landlord and everyone authorised by it.

1.7 Rights granted by the Landlord are in common with the Landlord and everyone authorised by it.

1.8

(a) In any case in which the consent or approval of the Landlord is required under this Lease the giving of such consent or approval shall be conditional upon the consent or approval of any superior lessor being obtained so far as may be required and the Landlord shall at the request and cost of the Tenant use reasonable endeavours to obtain any such consents or approvals whenever they may be required.

(b) Any consent or approval of the Landlord under this Lease shall only be valid if given by deed unless the Landlord has by express written waiver dispensed with the requirement for a deed in any particular case or class of cases.

1.9 Any covenant in this Lease by the Tenant not to do an act or thing shall be deemed to include an obligation not to agree to do such act or thing or knowingly suffer such act or thing to be done and to use all reasonable endeavours to prevent such act or thing being done by another person.

1.10 The clause headings in this Lease are for reference only and are not to be taken into account in its construction or interpretation.

1.11 Where the context so admits references in this Lease to the Premises and to the Estate shall include any part of the Premises and the Estate respectively.

1.12 Any reference in this Lease to landlord covenants, tenant covenants or an authorised guarantee agreement shall have the same meaning as that given by section 28(1) of the 1995 Act.

## 2. THE DEMISE

2.1 The Landlord demises the Premises with full title guarantee to the Tenant with the Rights but excepting and reserving the Exceptions for the Contractual Term subject to all easements and similar rights and privileges to which the Premises may be subject and to the matters referred to or contained in the Registered Title paying the following rents:

2.1.1 with effect on and from the Rent Commencement Date until and including the expiration of the fifth year of the Term the yearly rent of £78,500;

2.1.2 during the remainder of the Term the yearly rent of £86,670;

in each case by equal quarterly payments in advance on or before the Rent Days, the first payment being a proportionate sum in respect of the period from and including the Rent Commencement Date to the next Rent Day after that date to be paid on the Rent Commencement Date;

2.2 the insurance expense referred to in clause 3.1.2;

2.3 the service charge referred to in clause 3.1.3;

2.4 any VAT chargeable on any of the rents reserved by the preceding provisions of this clause 2.

## 3. TENANT'S COVENANTS

The Tenant covenants with the Landlord:

### 3.1 Payments

3.1.1 To pay the rent reserved by clause 2 of this Lease as set out in that clause with payment being made by banker's standing order if the Landlord requires it.

3.1.2 To pay to the Landlord on demand a fair proportion (as reasonably determined by the Surveyor) of:

(a) the reasonable and proper premium net of any commission which the Landlord shall from time to time pay for insurance of the Estate in the full reinstatement cost thereof against loss or damage by or in consequence of the Insured Risks including cover for consequential loss arising from the Insured Risks and for demolition, site clearance, hoarding, propping and incidental expenses, architects', consulting engineers', legal, surveyors' and statutory fees (and VAT), the cost of any work which may be required by virtue of any statute, property owners' liability and such other fees and cover as the Landlord (acting reasonably) may consider desirable;

(b) any reasonable and proper amount which may be deducted or disallowed by the insurers pursuant to any excess provision in the insurance policy upon settlement of any claim by the Landlord;

(c) any reasonable and proper expense which the Landlord may properly incur in obtaining a valuation of the Estate;

(d) the whole of the reasonable and proper premiums net of any commission paid by the Landlord for insuring against loss of rent and service charge for the Premises, for three years (or such longer period that the Landlord reasonably requires);

3.1.3 To pay the Service Charge to the Landlord in accordance with the Fourth Schedule.

3.1.4 To make all payments referred to in this sub-clause, and all other payments due to the Landlord under this Lease, without any deduction (except required by law) or counterclaim and without exercising any right of legal or equitable set-off.

3.1.5 If and so long as the amount of the yearly rent which the Tenant is liable to pay shall be restricted by law, the Tenant shall instead of the yearly rent pay the maximum amount of rent which such restriction shall from time to time allow.

### 3.2 Outgoings and Utilities

3.2.1 To pay all rates, taxes, assessments, duties, charges, impositions and other outgoings of any type charged, assessed or imposed on or in respect of the Premises or their owner or occupier at any time (including any of a capital or non-recurring nature) and such proportion as shall be determined by the Surveyor (acting reasonably) of those payable for the Estate or the Premises together with other premises (but excluding any taxes and outgoings arising from any disposal of or dealing with the Landlord's reversionary interest).

3.2.2 To pay for all Utilities used at or available to the Premises, including standing charges, and to comply at its own expense with their suppliers' regulations and requirements.

3.2.3 For the purposes of this clause 3.2 "outgoings payable for the Premises" includes (but is not limited to) costs in connection with the scheme established by the CRC Energy Efficiency Scheme Order 2010 (SI 2010/768) or any modification or variation or replacement of that scheme in relation to energy used at or in respect of the Premises or the Estate or any premises of which they form part whether or not together with other premises including the cost of purchasing allowances in respect of carbon emissions, costs in relation to registration under the scheme, and all associated administrative and other costs incurred by the Landlord or by a company in the same group of companies as the Landlord or by another person who has responsibilities in connection with the scheme in relation to energy used at the Premises.

### 3.3 Insurance

3.3.1 To insure the Premises against the Tenant's occupiers' and third party liability risks.

3.3.2 To maintain the insurances required by sub-clause 3.3.1 with an insurer of good repute, and at the Landlord's request to produce to it all relevant policies, or satisfactory evidence of their terms, and evidence that the last premium has been paid.

3.3.3 If the Tenant is entitled to the benefit of any insurance on or in respect of the Premises or the Estate, other than the insurances required by this Lease, to apply all money received from it in making good the loss or damage for which the money is received.

3.3.4 To comply at all times with the requirements of the Landlord's and the Tenant's insurers relating to the Premises and the Estate.

3.3.5 Not to do anything which prejudices or invalidates any insurance policy in respect of the Premises or the Estate or which may do so or which makes or may make any increased or additional premium payable for any of them save where the Tenant first pays the same.

3.3.6 To pay to the Landlord within 14 days of written demand the reasonable and proper cost of any increased or additional premium which becomes payable in respect of the Premises or the Estate or any neighbouring or adjoining property as a result of the occupancy or use of the Premises (including any referred to in paragraph 3.3.6).

3.3.7 Not to effect any insurance in respect of the Premises or the Estate except as required by this Lease without the Landlord's consent (not to be unreasonably withheld or delayed).

3.3.8 If the Premises are destroyed or damaged to give immediate notice to the Landlord stating the cause if known.

3.3.9 If the Premises or the Estate or any neighbouring or adjoining property are destroyed or damaged and any relevant insurance policy is prejudiced or invalidated by anything done by the Tenant, any undertenant or any other occupier of the Premises or anyone at the Premises with the express or implied authority of any of them to pay the irrecoverable monies to the Landlord within 14 days of written demand.

**3.4 Interest**

3.4.1 If the Landlord does not receive payment of:

(a) the yearly rent reserved by clause 2.1.1 and 2.1.2 of this Lease on the due date or the other rents reserved by clause 2 of this Lease within 14 days of the due date (and in the case of the rent reserved under clauses 2.1.1 and 2.1.2 whether formally demanded or not); or

(b) any other money due under this Lease (other than any money which this Lease states is to bear interest from the date of expenditure by the Landlord) within fourteen days of the due date

to pay interest on the money concerned to the Landlord at the Interest Rate from the due date or the date of expenditure (as the case may be) until the date of actual receipt by the Landlord.

3.4.2 If the Landlord reasonably refuses payment of any money due from the Tenant under this Lease whilst there is a breach of the Tenant's obligations under this Lease to pay interest on that money at the Interest Rate from the due date (or from the date of expenditure by the Landlord where this Lease provides for interest to be paid from that date) until the date on which the Landlord accepts payment

Provided That this sub-clause shall not prejudice any other right or remedy of the Landlord for the recovery of any money due.

**3.5 VAT**

To pay without deduction or set-off all VAT chargeable on all taxable supplies received by the Tenant under or in connection with this Lease on the due date for making any payment or the passing of any non-monetary consideration in respect of the relevant supply or if there shall be no such payment or non-monetary consideration due then on whichever is the later of 10 working days after demand and the date on which that supply is made for VAT purposes PROVIDED always that the Landlord shall first provide to the Tenant a valid VAT invoice addressed to the Tenant.

**3.6 Repair**

3.6.1 To keep the Premises in good and tenantable repair and condition. PROVIDED THAT damage caused by the Insured Risks shall be excepted:

(a) save to the extent of any excess, exclusion or limitation in any relevant insurance policy; and/or

(b) unless any relevant insurance policy is prejudiced or invalidated by anything done by the Tenant, any undertenant or any other occupier of the Premises or anyone at the Premises with the express or implied authority of any of them.

3.6.2 To maintain and keep in good working order and condition all Landlord's fixtures and fittings and to replace any of them which are beyond economic repair by suitable items of a similar and modern kind to the Landlord's reasonable satisfaction.

3.6.3 To carry out all work required under this sub-clause or any other provision of this Lease:

(a) in a good and workmanlike manner;

(b) in accordance with good modern practice from time to time, all relevant codes of practice and all British Standards; and

(c) to the Landlord's reasonable satisfaction.

3.6.4 Nothing in this Lease (including clause 3.7) shall require the Tenant to keep the Premises in a better state of repair than exists at the date of this Lease as evidenced by the photographic Schedule of Condition dated 6 May 2011 prepared by Projex Building Solutions LLP (provided that such obligation shall be deemed varied by reference to the supplementary schedule of condition to be produced pursuant to the Licence to Alter (once the same has been produced and agreed by the parties)).

**3.7 Decoration**

3.7.1 In every third year of the Term and in the six months before the End of the Term to prepare, paint with at least two coats of good quality paint, or otherwise appropriately decorate the outside of the Premises and all additions to them previously or usually decorated.

3.7.2 In every fifth year of the Term and in the six months before the End of the Term to prepare, paint with at least two coats of good quality paint, or otherwise appropriately decorate the inside of the Premises and all additions to them previously or usually decorated.

3.7.3 To carry out the work required by this sub-clause:

(a) in a good and workmanlike manner;

(b) with good quality materials;

(c) to the Landlord's reasonable satisfaction; and

(d) in a colour and scheme of decoration approved by the Landlord, such approval not to be unreasonably withheld or delayed;

PROVIDED always that the Tenant shall not be obliged to decorate the

Premises more than once in any 12 months period.

**3.8 Keep tidy**

3.8.1 To keep the Premises clean, tidy and free from litter.

3.8.2 Not to litter or make untidy the Estate or any neighbouring or adjoining property.

3.8.3 To keep all rubbish in suitable receptacles and to arrange for its collection and disposal in an appropriate manner as often as necessary and at least weekly.

**3.9 Alterations**

3.9.1 Not to commit waste, change the existing design or appearance of the Premises, divide them or merge them with other premises or make any alterations or additions of any type to them unless paragraph 3.9.2 is first complied with in full when the following alterations and additions will be allowed with the Landlord's consent, such consent not to be unreasonably withheld or delayed:

(a) internal non-structural alterations;

(b) alterations and additions to the Pipes forming part of the Premises;

(c) minor alterations or additions to the structure or exterior of the Premises that are consequential to any work carried out under paragraphs (a) or (b) and which do not affect the structural integrity of the Premises.

PROVIDED always that the Tenant shall be permitted to erect demountable partitioning and undertake minor non-structural alterations to the Premises without the Landlord's consent

3.9.2 Before carrying out any alterations or additions and at its own cost to:

(a) obtain all necessary consents from any competent authority and any other person;

(b) supply all drawings, specifications and other information that the Landlord reasonably requires in respect of them;

(c) enter into any covenants that the Landlord reasonably requires having regard to the nature of the proposed alterations or additions for the execution and supervision of them and such covenants as the Landlord reasonably requires for the reinstatement of them and provide any security that the Landlord reasonably requires in the case of substantial alterations or additions.

3.9.3 To complete and carry out any permitted alterations or additions:

(a) at its own cost;

(b) to the Landlord's reasonable satisfaction;

(c) in a good and workmanlike manner;

(d) with good quality materials;

(e) so as not to interfere with any communal Pipes or so as to cause access to any of them to be or become materially more difficult than it was previously;

(f) in accordance with the plans, specifications and details previously approved by the Landlord;

(g) in accordance with all statutory, local authority and insurers' requirements;

(h) in no manner interfering with the exercise of any right of any third party; and

(i) if the works invalidate an EPC held by the Landlord for the Premises (whether or not together with other premises), paying the Landlord the reasonable costs and expenses properly incurred in obtaining a replacement EPC.

3.9.4 In deciding whether or not to grant consent to alterations pursuant to clause 3.9.1 (where consent is not to be unreasonably withheld or delayed) one factor which the Landlord shall be entitled to take into account (among others) shall be the material impact of the proposed alterations on the Environmental Performance of the Premises.

3.9.5 If the Landlord reasonably requires it to remove any alterations or additions to the Premises or any part of them and to reinstate the Premises, or the appropriate part of them, to their former or proper condition before the End of the Term with all work being done to the Landlord's reasonable satisfaction.

3.9.6 To commence to remedy any breach of this sub-clause within two months of receiving written notice from the Landlord and thereafter proceed with all reasonable haste and if it does not to allow the Landlord to enter the Premises with all necessary workmen and equipment to carry out the work required and to pay to the Landlord all proper expenses incurred properly by it in doing so, including all legal and surveyors' fees, on demand together with interest at the Interest Rate from the date of expenditure by the Landlord to the date of repayment.

**3.10 Statutory obligations**

3.10.1 At its own expense to comply with all requirements of, and execute all works required by, any statute or any competent authority in respect of the Premises, any activity at or use of them or the use of any plant, machinery or other equipment in them and to indemnify the Landlord against all liability which it may have under any such statute or requirement.

3.10.2 To obtain all planning permissions and other consents that are required for the carrying out of any operations on the Premises or any use of them which may constitute development within the meaning of the Planning Acts or which may be governed by any Environmental Legislation but no application for planning permission or any other consent is to be made without the Landlord's consent, such consent not to be unreasonably withheld or delayed in respect of any application for permission or consent in respect of anything for which consent has already been given by the Landlord under any other provision of this Lease.

3.10.3 To pay and satisfy any charge or levy that is imposed under the Planning Acts or any Environmental Legislation in respect of any operation or use referred to in paragraph 3.10.2.

3.10.4 That where any alterations or additions are covered by the CDM Regulations it and not the Landlord will be the client in respect of those alterations or additions for the purposes of the CDM regulations and that it will:

(a) make a written election to that effect;

(b) provide the Landlord with a copy of that election and of the acknowledgement received from the Health & Safety Executive (or such other authority as may from time to time be appropriate under the CDM Regulations) and, if the Landlord is a client for the purposes of the CDM Regulations in respect of those works, the Landlord agrees with that election;

(c) not revoke the declaration;

(d) comply with the client's obligations under the CDM Regulations.

3.10.5 To supply to the Landlord at its own cost all information in respect of any work done to the Premises, and the Premises as altered by that work, which is required to keep any Health and Safety file maintained under the CDM Regulations in respect of the Premises or the Estate up to date including copies of all relevant plans, specifications and other documents.

3.10.6 Not to carry out any operation on or any change of use of the Premises before all notices required under the Planning Acts and any Environmental Legislation have been served or before all relevant notices, planning permissions and other consents have been produced to the Landlord and acknowledged by it in writing as being satisfactory, such acknowledgement not to be unreasonably withheld or delayed.

3.10.7 Unless the Landlord directs otherwise to carry out and complete before the End of the Term any works which are to be carried out to the Premises by a date after the End of the Term as a condition of any planning permission granted for any development begun during the Term.

3.10.8 To produce to the Landlord as soon as practicable copies of all notices, orders, proposals, permissions, consents, plans and other evidence which the Landlord reasonably requires in order to be satisfied that this sub-clause has been fully complied with.

**3.11 Inspection and notice to repair**

To allow the Landlord and everyone authorised by it to enter the Premises at reasonable times and by prior appointment to:

3.11.1 take inventories of fixtures, fittings and other items to be yielded up at the End of the Term;

3.11.2 establish whether the Tenant's obligations under this Lease have been complied with including where reasonable the right to open up any part of the Premises when that is necessary to view the state of repair or condition of the Premises and:

(a) if any breach of obligation is found the Landlord may serve written notice on the Tenant requiring it to remedy the breach concerned including making good any opening up made;

(b) if no breach of obligation is found the Landlord shall make good any opening up made at its own cost as soon as reasonably practicable to the Tenant's reasonable satisfaction making good all physical damage caused thereby;

(c) if the Tenant does not start to rectify any breach of obligation notified to it within two months of service of the Landlord's notice, or sooner if needed, or does not complete the rectification as soon as reasonably practicable, the Landlord may enter the Premises with all necessary workmen and equipment to rectify the breach concerned and the Tenant shall pay to the Landlord on demand as a debt the proper costs and expenses of properly doing so, including legal and surveyors' fees, together with interest at the Interest Rate from the date of demand by the Landlord to the date of repayment;

3.11.3 inspect the Premises in connection with any proposed action under Part II of the Landlord and Tenant Act 1954;

3.11.4 inspect and value the Premises, and any items in them, for insurance purposes;

3.11.5 exercise any right of the Landlord under this Lease or fulfil any obligation of the Landlord in respect of the Premises or the Estate however it arises.

**3.12 User**

3.12.1 Not to do anything at the Premises which may be, become or cause a nuisance, annoyance, disturbance, inconvenience, injury or damage to the Landlord or any owner or occupier of the Estate or any neighbouring or adjoining property.

3.12.2 To comply with the matters referred to or contained in the Registered Title and all restrictions, covenants, stipulations and other matters of any nature so far as they relate to the Premises.

3.12.3 Not to bring onto the Premises anything of a specially combustible, inflammable or dangerous nature and to comply with all requirements of the

Landlord's insurers and the competent fire authority previously notified to the Tenant in writing.

3.12.4 Not to use the Premises or any part of them for:

(a) any use falling within Use Classes B3 to B7 (inclusive) of the Town and Country Planning (Use Classes) Order 1987 (as originally enacted);

(b) any dangerous, noxious, noisy or offensive trade or business;

(c) the business of a staff agency, employment agency, a Government Department or Agency at which the general public call without appointment, a betting office, residential purposes or any illegal or immoral act or purpose; and

(d) not to hold any sale by auction on the Premises.

3.12.5 Not to use the Premises or any part of them for any purpose other than a use falling within Use Class B1(c), B2 or B8 of the Town and Country Planning (Use Classes) Order 1987 ("the Order") (as originally enacted) with ancillary offices and not without the Landlord's consent, such consent not to be unreasonably withheld or delayed, to use the Premises other than as a warehouse together with ancillary offices.

3.12.6 Not to obstruct those parts of the Estate which the Tenant is entitled to use in common and to use the same in a reasonable manner.

3.12.7 To pay to the Landlord on 14 days written demand all proper costs, charges and expenses which may be incurred by it in complying with a notice served, or a lawful requirement made, by any competent authority under any Environmental Legislation (+) or in abating any private or public nuisance on or arising from the Premises including any statutory nuisance abated by the Landlord in compliance with a notice served by any competent authority together with interest at the Interest Rate from the date of demand by the Landlord to the date of repayment.

Dechert LLP

Insert Rider 2 →

**3.13 Signs and aerials**

3.13.1 Not to install or display on any part of the outside of the Premises or to or through any window in the Premises any placard, poster, notice, advertisement, name, sign or other writing without the Landlord's consent, such consent not to be unreasonably withheld or delayed in respect of a sign showing the name of the Tenant or any other permitted occupier.

3.13.2 Not to install any television, wireless, data or other aerial, mast, receiver, transmitter or other equipment on any part of the outside of the Premises without the Landlord's consent, such consent not to be unreasonably withheld or delayed.

**3.14 Notices**

Within fourteen days of any notice, direction or order (or any proposal for any of them) from any competent authority being received by it or otherwise coming to its knowledge to give full details of it to the Landlord and, if reasonably required by the Landlord, to produce it to the Landlord and/or take all steps necessary to comply with it and/or make or (at the joint cost of the Landlord and the Tenant) join with the Landlord in making any objection or representation against it or in respect of it that the Landlord reasonably requires.

(+) (in so far as such costs charges and expenses arise directly from the Tenant's occupation use or development of the Premises or any act of the Tenant during its occupation and use of the Premises)

Dechert LLP

Dechert LLP

**RIDER 2**

3.12.8 Notwithstanding any other provisions in this Lease, the Landlord and the Tenant agree that the Tenant shall bear no responsibility or other liability in respect of any Hazardous Substances present in, on or under the Premises at the date hereof or the migration of any such Hazardous Substances to or from the Premises to the extent the Tenant, any undertenant or any other occupier of the Premises or anyone at the Premises with the express or implied authority of any of them did not produce, introduce or exacerbate such Hazardous Substances.

3.12.9 The Landlord and the Tenant agree that the provisions in clause 3.12.8 above shall constitute an "Agreement as to Liabilities" for the purposes of paragraphs D.38-D.39 of DEFRA Circular 01/2006 entitled "Environmental Protection Act 1990: Part 2A Contaminated Land" dated September 2006 as amended, replaced or supplemented from time to time.

3.12.10 The Landlord and the Tenant agree that they shall jointly bring the Agreement as to Liabilities referred to in clause 3.12.8 above to the attention of the relevant enforcing authority in the event that any such authority asserts or decides that the provisions of Part IIA of the Environmental Protection Act 1990 apply to the Premises. If either party fails to comply with the terms of this clause 3.12.10, the other may bring the Agreement as to Liabilities to the attention of the relevant enforcing authority.

**3.15 Alienation**

3.15.1 Not to hold on trust for another, assign, underlet or share or part with the possession or occupation of the Premises or any part of them or allow any other person to do so unless:

(a) the transaction is not prohibited by paragraph 3.15.2; and

(b) paragraphs 3.15.3 to 3.15.7 (inclusive) are first complied with in full where and to the extent that they relate to the transaction in question; and

(c) all monies properly due and (save sums due in respect of clauses 2.1 and 2.2) demanded to the Landlord under this Lease are paid up to date

when the following transactions will be allowed with the Landlord's consent, such consent not to be unreasonably withheld or delayed:

(i) assignments of the Premises as a whole;

(ii) underleases of the Premises as a whole

and if the Tenant is a company it may share occupation of the Premises or any part of them with a Group Company without the Landlord's consent for so long only as the company concerned remains a Group Company, no relationship of landlord and tenant is created or security of tenure obtained and the Landlord is given written notice of the sharing of occupation.

3.15.2 Not to effect any assignment:

(a) to any Group Company unless the covenant of the Group Company itself (without reference to any guarantees, rent deposits or other security which may be offered for or by it) is, in the Landlord's reasonable opinion, equivalent to or greater in value and strength to the Landlord than the Tenant Package held by the Landlord in respect of the outgoing Tenant as at the date of the application to the Landlord for licence to assign;

(b) to any assignee which enjoys diplomatic or state immunity except where the proposed assignee is the Government of a country which is a member of the European Union;

(c) to any assignee which is not resident in the European Union;

(d) to any assignee which in the Landlord's reasonable opinion is not of sufficient financial standing to enable it to comply with the tenant's obligations under this Lease.

3.15.3 Before any assignment:

(a) the outgoing Tenant (together with any former Tenant who, by virtue of section 11 of the 1995 Act, was not released on an earlier assignment of this Lease) must if reasonably required by the Landlord enter into an authorised guarantee agreement (to be prepared by the Landlord's solicitors) in the terms set out in Schedule 5 (with such amendments as the Landlord reasonably requires);

(b) upon or before any assignment the Tenant making the application for the licence to assign shall give to the Landlord all necessary details of any works carried out to the Premises for the health and

safety file required to be maintained under the CDM Regulations; and

(c) the Tenant shall pay the Landlord all proper costs and expenses which the Landlord may reasonably incur in obtaining an EPC in preparation for or by reason of any proposed assignment.

3.15.4 Before any underlease the proposed underlessee must:

(a) enter into a deed (to be prepared by the Landlord's solicitors) in a form reasonably required by the Landlord containing direct covenants with the Landlord to observe and perform during the period when the underlessee is bound by the tenant covenants of the underlease the tenant covenants contained in

(i) this Lease (except the covenant to pay the rent reserved by this Lease); and

(ii) that underlease; and

(b) produce to the Landlord in advance of the grant of the underlease (or, if earlier, in advance of entering into any prior agreement for the underlease) such evidence as the Landlord may reasonably require to show that the provisions of sections 24-28 of the Landlord and Tenant Act 1954 have been validly excluded together with an undertaking by the Tenant not to release the intended underlessee from or otherwise waive or modify that agreement.

3.15.5 Before any assignment or underlease, if the Landlord reasonably requires it, one or more guarantors approved by the Landlord, such approval not to be unreasonably withheld or delayed, must enter into a deed (to be prepared by the Landlord's solicitors) who shall covenant by way of guarantee (if more than one jointly and severally) with the Landlord in the terms set out in Schedule 6 (adapted to suit the circumstances in which the guarantee is given and with such other amendments as the Landlord may reasonably require).

3.15.6 That any underlease must:

(a) be granted at the open market rent without any premium or other concession to the undertenant (other than any rent free period which is usual in the open market at the time) with rent being payable in advance on the Rent Days;

(b) contain a rent review provision to no less than the amount stated in clause 2.1.2 and on the same date;

(c) contain covenants conditions and provisions no less onerous than those imposed upon the Tenant by or pursuant to this Lease (except the covenant to pay the rent reserved by this Lease);

(d) prohibit the relevant underlessee from doing or allowing any act or thing on or in relation to the Premises inconsistent with or in breach of the covenants and conditions imposed upon the Tenant by or pursuant to this Lease;

(e) restrict assignment, underletting and parting with possession in terms similar to those contained in this Lease and upon the basis that the Landlord as well as the relevant underlessor shall have the right to approve of permissible dealings and to require direct covenants and guarantees;

(f) require on each assignment of that underlease that the assignor of the underlease enters into an authorised guarantee agreement in favour of the Landlord in the terms set out in Schedule 6 of this Lease adapted to suit the circumstances in which the guarantee is given and with such other amendments as the Landlord may reasonably require;

(g) fall wholly within the Premises as comprised within this Lease and shall not include any property or any right over any property which is not demised by this Lease;

(h) contain a re-entry clause in a form equivalent to the re-entry clause in this Lease;

(i) be in a form approved by the Landlord, such approval not to be unreasonably withheld or delayed;

3.15.7 That in respect of any underlease granted it will:

(a) enforce compliance with the obligations in it and not waive any breach by the underlessee;

(b) not vary its terms, forfeit it or accept a surrender of it without the Landlord's consent, such consent not to be unreasonably withheld or delayed;

(c) not commute any rent payable under it in whole or part.

3.15.8 On every application for consent under this sub-clause to disclose to the Landlord the information concerning the terms of the proposed transaction that the Landlord reasonably requires.

3.15.9 To supply to the Landlord on 14 days written demand the names and addresses of everyone deriving title from the Tenant, whether mediately or immediately, or occupying the Premises together with details of all rents and other monies payable and the other terms of all underleases and occupancies.

3.15.10 Where this Lease prohibits or imposes pre-conditions on any particular assignment they:

(a) are specified for the purposes of section 19(1 A) of the Landlord and Tenant Act 1927; and

(b) do not affect the Landlord's right to withhold consent on any other ground which is reasonable or to impose any further condition which is reasonable in the circumstances.

3.15.11 Within one month of every assignment, underlease, charge, mortgage or other dealing with or devolution of this Lease to produce a certified copy of all relevant documents to the Landlord's solicitors for registration and to pay their reasonable fee not exceeding £50.

**3.16 Sale and re-letting**

To permit the Landlord to enter the Premises:

3.16.1 (save where the Tenant indicates a bona fide intention to renew this Lease and is actively proceeding with negotiations for the same) during the six months before the End of the Term to fix in a suitable place, and retain without interference, a sign or signs for re-letting them;

3.16.2 at any time during the Term to fix in a suitable place, and retain without interference, a sign or signs for selling them;

and during those periods to allow everyone authorised by the Landlord to view the Premises at all reasonable times during usual business hours without interruption upon prior written appointment.

**3.17 Rights of light and encroachments**

3.17.1 Not to stop up, darken or obstruct any windows in the Premises or do anything that would or might cause any easement or other right enjoyed by the Premises or the Estate to be extinguished, abandoned, diminished or otherwise adversely affected.

3.17.2 Not to allow any new window, opening, path, drain or other encroachment or easement to be made or acquired in, against, out of or on the Premises and if any are made or acquired or any attempt is made to acquire or make them to give notice as soon as reasonably practicable to the Landlord and at the Landlord's request, but at its own cost, do whatever is reasonably required to prevent the encroachment or the acquisition of the easement concerned.

**3.18 Indemnities**

To be responsible for and to indemnify the Landlord against:

3.18.1 all physical damage caused to the Premises or the Estate or to any person or goods which is caused directly or indirectly as a result of any breach or any non- observance by the Tenant of the terms of this Lease;

3.18.2 all actions, claims, proceedings, costs, expenses and demands made against or incurred by the Landlord as a result of:

(a) any act, omission or negligence by it, any undertenant or any other occupier of the Premises or anyone at the Premises with the express or implied authority of any of them; or

(b) any failure to comply with its obligations under this Lease.

**3.19 Damaging substances**

Not to allow any damaging substance (including water) to escape from the Premises and to make good and pay compensation for, any damage caused by any escape that occurs.

**3.20 Notices of breach and costs**

To pay to the Landlord within 14 days of written demand on a full indemnity basis all proper costs, charges and expenses (including solicitors', surveyors', bailiffs' and other professional fees) properly incurred by it for the purpose of, incidental to or in contemplation of:

3.20.1 the preparation and service of a notice under section 146 of the Law of Property Act 1925 or proceedings under sections 146 or 147 of that Act even if forfeiture is avoided unless a competent court orders otherwise;

3.20.2 the preparation and service of all notices relating to any failure by it or any guarantor to comply with their obligations under this Lease whether served before or after the End of the Term;

3.20.3 any application for any licence or consent under this Lease whether granted or not including where the application is withdrawn;

3.20.4 the enforcement or remedying of any breach of its or any guarantor's obligations under this Lease whether or not court proceedings are involved;

3.20.5 inspecting and valuing the Premises and any items in them for insurance purposes PROVIDED always that such valuation fees shall not be recoverable more than once in any 3-year period.

**3.21 Yield up**

At the End of the Term to:

3.21.1 yield up the Premises (with all keys) in the state and condition required by this Lease;

3.21.2 remove all notices, advertisements, signs, aerials and tenant's fixtures, fittings, furniture and other goods from the Premises and make good any physical damage caused to the Premises or the Estate (including damage to decorative finishes) by their removal to the Landlord's reasonable satisfaction

and, if it does not, to pay to the Landlord within 14 days of written demand as a debt the proper cost of carrying out the work required to remedy the failure.

**3.22 Pipes**

3.22.1 Not to connect anything to any Pipes forming part of or serving the Premises which might endanger or overload them.

3.22.2 Not to allow any oil or grease or any deleterious, objectionable, dangerous, poisonous or explosive substance to be discharged into any Pipes forming part of or serving the Premises and not to cause any obstruction or deposit in them or any damage to them and if any obstruction, deposit or damage occurs to immediately remove or rectify it to the Landlord's reasonable satisfaction.

**3.23 Overloading**

3.23.1 Not to do anything which would or might strain or damage the Premises, the Estate or any neighbouring or adjoining property.

3.23.2 Not to do anything which adversely affects any central heating, air handling, air conditioning, sprinkler, alarm or other system running through or serving the Premises or that imposes an additional load on any of them or on the Premises beyond that which they are designed to bear.

**3.24 Defects**

To give notice to the Landlord of any defect in the Premises of which the Tenant becomes aware which might require the Landlord to do or refrain from doing anything in order to comply with its obligations under this Lease or any duty of care imposed on it under the Defective Premises Act 1972 or otherwise and to display and maintain all notices relating to those matters which the Landlord at any reasonable time requires to be displayed at the Premises.

**3.25 Replacement guarantor**

3.25.1 Where a Guarantee Substitution Event occurs to a guarantor (including a person who has entered into an authorised guarantee agreement), to give the Landlord notice, and if the Landlord so reasonably requires, at the Tenant's reasonable and proper expense to procure that some other person reasonably acceptable to the Landlord executes a guarantee in the same form for the residue of the relevant period within twenty-eight days of the happening of the Guarantee Substitution Event.

3.25.2 In this clause 3.26 Guarantee Substitution Event means:-

(a) the death of any person who has or shall have guaranteed to the Landlord the payment of the rent and the observance and performance of the Tenant's covenants under this Lease, or who has or shall have guaranteed to the Landlord the observance and performance of any obligations under an authorised guarantee agreement; or

(b) such person (being a corporation) stops or suspends or threatens to stop or suspend payment of all or part of its debts, or is deemed for the purposes of any law to be unable to pay its debts as they fall due, or admits inability to pay its debts as they fall due each within the meaning of section 123(1) or (2) of the Insolvency Act 1986 or takes any step (including petition, proposal or convening a meeting) with a view to a moratorium or a composition, assignment or arrangement with any creditors (except in the case of the liquidation of a solvent company where a declaration of solvency has been filed with the Registrar of Companies for the purpose of amalgamation or reconstruction) or a meeting of the shareholders, managers or other officers of the corporation is convened for the purpose of making of an administration application under Schedule B1 to the Insolvency Act 1986 or the giving of notice under that Schedule or for considering any resolution for, or to petition for or to file documents for the winding-up, dissolution, administration or re-organisation of the corporation or any such resolution is passed or any person presents a petition or files documents for the winding-up, dissolution, administration or re-organisation of the corporation or an order for the winding-up or administration of the corporation is made or a liquidator, receiver, administrator, administrative receiver, trustee or similar officer of the corporation is appointed or any other formal step is taken with a view to the rehabilitation, administration, custodianship, liquidation, winding-up or dissolution or any other insolvency proceedings of the corporation or the corporation ceases to exist or is dissolved; or

(c) such person (being an individual) stops or suspends or threatens to stop or suspend payment of all or part of a debt, or is deemed for the purposes of any law to be unable to pay a debt as it falls due, or admits inability to pay a debt or has no reasonable prospect of being able to pay a debt each within the meaning of Section 268 of the Insolvency Act 1986 (as amended from time to time) or makes an application to the court for an interim order under Section 253 of the Insolvency Act 1986 (as amended from time to time) or takes any step (including petition or proposal) with a view to a moratorium or a composition, assignment or arrangement with any creditors or to petition for or to file documents for the bankruptcy of the individual or any person presents a petition or files documents for the bankruptcy of the individual or an order for the bankruptcy or a bankruptcy restriction order pursuant to Schedule 4A of the Insolvency Act 1986 of the individual is made or any other step is taken with a view to the bankruptcy or any other insolvency proceeding of the individual.

**3.26 Regulations**

To comply with all reasonable written regulations from time to time made by the Landlord and served upon the Tenant for the satisfactory running or management of the Estate of which the Tenant is notified in writing.

**3.27 Disputes**

If reasonably required by the Landlord to submit any dispute with any other tenant of any other premises in the Estate concerning the occupation or use of any part of the Estate or anything else affected by this Lease to the Landlord for resolution when the Landlord's decision shall be final and binding on the parties save in the case of manifest error.

**3.28 Common Parts**

Not to obstruct or cause any nuisance or inconvenience on the Common Parts.

**3.29 Occupation**

Not to leave the Premises unoccupied for a period in excess of 28 days without notifying the Landlord and providing any caretaking or security arrangements that the Landlord reasonably requires.

**3.30 Window cleaning**

To clean all windows, other glass or similar substance in the walls of the Premises, whether internal or external, as often as reasonably necessary.

**3.31 Obtaining an EPC**

3.31.1 To give the Landlord not less than 28 days' notice before obtaining an EPC for the Premises.

3.31.2 Within seven days of receipt of such notice the Landlord shall:-

(a) notify the Tenant that it has a valid EPC for the Premises (whether or not together with other premises), in which case the Tenant shall not obtain an EPC for the Premises and the Landlord shall provide to the Tenant a copy of the EPC; or

(b) confirm to the Tenant in writing that the Tenant may obtain an EPC for the Premises, in which case the Tenant may obtain such an EPC at its own cost and the Tenant shall as soon as reasonably practicable provide a copy of such EPC to the Landlord or inform the Landlord of the reference number of such EPC; or

(c) notify the Tenant that the Landlord proposes to obtain an EPC for the Premises, in which case the Landlord shall as soon as reasonably practicable obtain such an EPC and provide a copy to the Tenant.

3.31.3 If an EPC obtained by the Tenant or by an undertenant or other occupier of the Premises shall invalidate an EPC held by the Landlord for the Premises (whether or not together with other premises), to pay the Landlord such proper costs and expenses reasonably incurred by the Landlord in obtaining a replacement EPC.

**3.32 Environmental Performance**

3.32.1 To co-operate with the Landlord (when reasonable) at the Landlord's cost and expense in enhancing the sustainable use of the Premises by allowing the Landlord (if it so reasonably wishes) to carry out reasonable works to the Premises which will improve the efficiency of the consumption or use of resources involved in the development, use and/or operation of the Premises or the Environmental Performance (including the installation and operation of equipment to measure the consumption of energy, water or other resources) provided that such works will be carried out at the Landlord's cost, in a reasonable manner and subject to the reasonable requirements of the Tenant.

3.32.2 To comply with all reasonable regulations which the Landlord may at any time make or give for the enhancement of Environmental Performance provided that if any such regulations are inconsistent with this Lease then this Lease shall prevail.

3.32.3 To comply with all applicable requirements of competent authorities relating to the collection of refuse from the Premises.

**3.33 Registration of Easements**

Promptly following the grant of this Lease to apply to register the easements granted by this Lease at the Land Registry and to deal promptly and properly with any requisitions raised in connection with the application.

**3.34 Consent to Landlord's release**

Not unreasonably to withhold consent to a request made by the Landlord under section 8 of the 1995 Act for a release from the landlord covenants of this Lease.

**4. LANDLORD'S COVENANTS**

The Landlord covenants with the Tenant:

4.1 Quiet enjoyment

That the Tenant may peaceably and quietly hold and enjoy the Premises during the Term without any unlawful interruption by the Landlord or any person rightfully claiming under or in trust for it.

4.2 Insurance

4.2.1 Unless any insurance policy in respect of the Premises or the Estate is prejudiced or invalidated by anything done by the Tenant any undertenant or any other occupier of the Premises or anyone at the Premises with the express or implied authority of any of them to insure the Premises in such sum as the Landlord shall from time to time consider is their full reinstatement cost against loss or damage by the Insured Risks to the extent that insurance is reasonably available with reputable insurers on reasonable terms PROVIDED that the Landlord shall not be under any obligation to insure any alterations, additions or fixtures and fittings made or installed by the Tenant, any undertenant or any other occupier.

4.2.2 If the Premises are destroyed or damaged by an Insured Risk the Landlord will (except where the option set out in clause 5.3 shall have been exercised) (unless any relevant insurance policy is prejudiced or invalidated by anything done by the Tenant, any undertenant or any other occupier of the Premises or anyone at the Premises with the express or implied authority of any of them):

(a) with all convenient speed use all reasonable endeavours to obtain any consents needed to enable it to reinstate the Premises (but without being obliged to appeal any refusal of any consent) and will when the consents have been obtained, subject to the availability of the necessary materials and labour, lay out the insurance monies received by it in respect of the Premises (except in respect of rent, costs and fees) in reinstating the Premises in a form as near as reasonably practicable to the form existing before the destruction or damage, making up any shortfall out of its own funds; and

(b) make up any deficiency in such insurance monies received out of the Landlord's own funds.

4.2.3 At the request and cost of the Tenant, but not more than once in any year, to produce to the Tenant a copy, or at the Landlord's option, sufficient details of the Landlord's insurance policy and evidence of payment of the last premium.

**4.3 Services**

Subject to the Tenant paying the Service Charge to use the Landlord's reasonable endeavours to:

4.3.1 keep the Common Parts adequately repaired;

4.3.2 provide any of the other services set out in the Fourth Schedule that the Landlord reasonably considers necessary or appropriate at any time

but the Landlord shall not be liable to the Tenant for any temporary interruption to any service because of maintenance of, damage to or destruction of any equipment, breakdown, inclement weather, shortage of materials or labour or any other cause at all outside the Landlord's immediate control.

## 5. PROVISOS

It is agreed that:

5.1 Re-entry

If any of the following occur:

5.1.1 the rent payable under clause 2 of this Lease or any part of it is unpaid for 21 days after it becomes due, (in the case of rent reserved by clause 2.1 whether formally demanded or not); or

5.1.2 the Tenant fails to comply with any of its obligations under this Lease; or

5.1.3 the Tenant or any guarantor for the Tenant (being a corporation) stops or suspends or threatens to stop or suspend payment of all or part of its debts, or is deemed for the purposes of any law to be unable to pay its debts as they fall due, or admits inability to pay its debts as they fall due each within the meaning of section 123(1) or (2) of the Insolvency Act 1986 or takes any step (including petition, proposal or convening a meeting) with a view to a moratorium or a composition, assignment or arrangement with any creditors (except in the case of the liquidation of a solvent company where a declaration of solvency has been filed with the Registrar of Companies for the purpose of amalgamation or reconstruction) or a meeting of the shareholders, managers or other officers of the corporation is convened for the purpose of making of an administration application under Schedule B1 to the Insolvency Act 1986 or the giving of notice under that Schedule or for considering any resolution for, or to petition for or to file documents for the winding-up, dissolution, administration or re-organisation of the corporation or any such resolution is passed or any person presents a petition or files documents for the winding-up, dissolution, administration or re-organisation of the corporation or an order for the winding-up or administration of the corporation is made or a liquidator, receiver, administrator, administrative receiver, trustee or similar officer of the corporation is appointed or any other formal step is taken with a view to the rehabilitation, administration, custodianship, liquidation, winding-up or dissolution or any other insolvency proceedings of the corporation or the corporation ceases to exist or is dissolved or suffers any distress or execution to be levied on the Premises; or

5.1.4 the Tenant or any guarantor for the Tenant (being an individual) stops or suspends or threatens to stop or suspend payment of all or part of a debt, or is

deemed for the purposes of any law to be unable to pay a debt as it falls due, or admits inability to pay a debt or has no reasonable prospect of being able to pay a debt each within the meaning of Section 268 of the Insolvency Act 1986 (as amended from time to time) or makes an application to the court for an interim order under Section 253 of the Insolvency Act 1986 (as amended from time to time) or takes any step (including petition or proposal) with a view to a moratorium or a composition, assignment or arrangement with any creditors or to petition for or to file documents for the bankruptcy of the individual concerned or any person presents a petition or files documents for the bankruptcy of the individual concerned or an order for the bankruptcy or a bankruptcy restriction order pursuant to Schedule 4A of the Insolvency Act 1986 of the individual concerned is made or any other step is taken with a view to the bankruptcy or any other insolvency proceeding of the individual concerned or the individual concerned suffers any distress or execution to be levied on the Premises; or

5.1.5 a corporation with unlimited liability shall apply to limit its liability;

the Landlord may at any time afterwards, even though any earlier right of re-entry has been waived, re-enter the Premises or any part of them in the name of the whole when this Lease shall end but without prejudice to any claim by the Landlord in respect of any failure by the Tenant to comply with its obligations.

**5.2 Suspension of rent**

If the Premises or any part of them or access thereto are destroyed or damaged by any Insured Risk so as to be unfit for occupation or use then (unless any insurance policy in respect of the Premises or the Estate is prejudiced or invalidated by anything done by the Tenant, any undertenant or any other occupier of the Premises or anyone at the Premises with the express or implied authority of any of them) the rent reserved by clause 2 of this Lease or a fair proportion of it according to the nature and extent of the damage concerned shall be suspended until the Premises or the damaged part of them are re-instated or made fit for occupation or use or the expiry of the period for which loss of rent is insured, whichever is the shorter.

**5.3 Determination of the Term**

5.3.1 If the Premises or access thereto are destroyed or damaged by any Insured Risk so as to be unfit for occupation or use then the Landlord may give the Tenant at any time thereafter not less than six months' written notice to determine this Lease and on this Lease being brought to an end under this sub-clause the rights and obligations of the parties shall cease but without prejudice to any claim by either party in respect of any failure by the other to comply with its obligations up to that time and if this Lease is ended under this sub-clause (or if the rebuilding or reinstatement of the Premises or the Estate is prevented or frustrated by any cause at all) all insurance monies relating to the Premises and the Estate shall belong to the Landlord.

5.3.2 If the Premises or access thereto shall be destroyed or damaged by any of the Insured Risks so as to be unfit for occupation or use and are not rebuilt or reinstated as mentioned in clause 4.2.2 within 24 months after the date ("the Damage Date") of the happening of such destruction or damage, then at any time after the expiry of such 24 months the Tenant may end this Lease by giving during the period from 24 months to 30 months after the Damage Date notice ("the Termination Notice") to the Landlord and this Lease shall then determine 36 months after the Damage Date but without prejudice to any right or remedy of either party in respect of any antecedent breach by the other but this Lease shall not determine in any of the following circumstances:

(a) if the Termination Notice was served by the Tenant and the policy of insurance of the Premises shall have been vitiated in whole or in part in consequence of any act, neglect, default or omission of the Tenant, any undertenant or their respective servants or agents or any person on the Premises or the Landlord's Development with the actual or implied authority of any of them; or

(b) the Premises are rebuilt or reinstated as mentioned in clause 4.2.2 on or before 36 months after the Damage Date.

5.3.3 If this lease is determined pursuant to clauses 5.3.1 or 5.3.2 it is agreed and declared that the whole of the proceeds of the insurance effected pursuant to clause 4.2 shall belong to the Landlord.

**5.4 Recovery of payments**

All sums due to the Landlord under this Lease are payable as rent and the Landlord has the same remedies for their recovery as the Landlord has for rent in arrear.

**5.5 Exclusion of use warranty**

Nothing in this Lease or in any consent granted by the Landlord under it implies or warrants that the Premises may be used for any use allowed by this Lease either under the Planning Acts or otherwise.

**5.6 Notices**

5.6.1 A notice under this Lease must be in writing and is validly served if the recipient or its authorised agent acknowledges receipt or if:-

(a) it is delivered by hand, or sent by Special Delivery or recorded delivery post; and

(b) it is delivered or sent to any of the following addresses:-

(i) the recipient's registered office (if the recipient is a company incorporated in Great Britain); or

(ii) the Premises if the recipient is the current Tenant or guarantor of the current Tenant; or

(iii) the latest address notified by the recipient to the Landlord (where the recipient is either the Tenant or the guarantor) or to the Tenant or the guarantor (where the recipient is the Landlord); or

(iv) where no other provision of clause (b) applies the recipient's address given in this Lease.

5.6.2 Unless it is returned undelivered, a notice sent by Special Delivery or recorded delivery post is to be treated as served on the third working day after posting (Saturdays, Sundays, Christmas Day, Good Friday, and statutory bank holidays and other public holidays not being working days for the purposes of this clause 5.6) whenever and whether or not it is received.

5.6.3 A notice under this Lease to the current Tenant or the guarantor of the current Tenant is sufficiently served if it is addressed to the Tenant or guarantor by that designation and without its name.

5.6.4 In this clause 5.6 "guarantor" includes a person who has entered into an authorised guarantee agreement.

5.6.5 The provisions of this clause 5.6 do not preclude the service of a notice under this Lease by any other method authorised by any statute..

**5.7 Distraint**

All sums payable by the Tenant under this Lease not expressly reserved as rent shall be a charge on the Premises and recoverable as for rent in arrear.

**5.8 Value Added Tax**

5.8.1 All sums payable by the Tenant under or in connection with this Lease are exclusive of any VAT which may be chargeable upon production of a valid VAT invoice addressed to the Tenant.

5.8.2 The Landlord shall not be obliged to exercise any election to waive exemption from VAT in relation to the Premises.

5.8.3 Every obligation on the Tenant under or in connection with this Lease to indemnify the Landlord or any other person against any liability includes an obligation to indemnify against any VAT chargeable in respect of that liability.

**5.9 Implied easements**

Section 62 of the Law of Property Act 1925 is excluded from this Lease so that the only rights granted to the Tenant are those expressly set out in this Lease and the Tenant shall not be deemed to have acquired or be entitled to and the Tenant shall not during the Term acquire or become entitled to (save on behalf of the Landlord against third parties) by any means any easement or advantage of any sort in respect of or affecting the Estate or any neighbouring or adjoining property.

**5.10 Party walls**

Any walls dividing the Premises from any other premises on the Estate let or intended to be let to any other tenant of the Landlord are party walls within the meaning of section 38 of the Law of Property Act 1925 and shall be maintained at the joint expense of the respective estate owners.

**5.11 Tenant's property**

If at the End of the Term the Tenant leaves any items on the Premises and fails to remove them within 14 days of being requested to do so the Landlord may remove them as the Tenant's agent and, if the Landlord wishes to, sell them and hold the proceeds of sale, after deduction of removal, sale and other costs, to the Tenant's order and the Tenant shall indemnify the Landlord against any liability to any third party whose property is removed or sold by the Landlord in the mistaken belief, which shall be presumed unless the contrary is proved, that it belonged to the Tenant.

**5.12 Environmental**

5.12.1 The Landlord and the Tenant will meet once in each year of the Term to:

(a) consider the adequacy and improvement of data sharing on energy and water use and waste production/recycling; and

(b) use reasonable endeavours to agree the targets and strategies to reduce energy use and water consumption, improve waste management in the Premises, consider green travel options and agree strategies to implement other practices aimed at improving the Environmental Performance of the Premises.

5.12.2 The Landlord and the Tenant will each use reasonable endeavours to achieve the targets and comply with such strategies as may be agreed in accordance with clause 5.12.1(b) above.

5.12.3 The Landlord and the Tenant will share the data they hold in respect of the energy and water use and waste production/recycling at the Premises on a quarterly basis and with any third party employed by the Landlord to improve the Environmental Performance of the Premises.

**5.13 Confirmation that EPC provided**

The Tenant confirms that before the date of this Lease it was provided with a copy of an EPC for the Premises prepared by Midland Assess Energy Ltd and dated 24 March 2010 reference no ~~0693-9876-0330-0400-8003.~~ 9292-3027-0204-0800-0091 Dechert LLP

**5.14 Contracts (Rights of Third Parties) Act 1999**

A person who is not a party to this Lease has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Lease but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

**5.15 Jurisdiction and governing law**

This Lease shall be governed by and interpreted in accordance with English law and the parties irrevocably submit to the jurisdiction of the English courts.

**5.16 Option to determine**

5.16.1 If the Tenant wishes to determine this Lease at the end of the fifth year of the Contractual Term (the "Break Date") it may do so by giving at least six months prior written notice to the Landlord (time being of the essence) and on this Lease being determined under this sub-clause the rights and obligations of the parties shall cease but without prejudice to any claim by either party in respect of any failure by the other to comply with its respective obligations up to that time Provided That any notice served by the Tenant shall only be effective to determine this Lease if the Tenant on or before the Break Date:

(a) has paid to the Landlord as cleared funds the sum of £39,250 (exclusive of VAT) in consideration of the option to determine in this clause 5.19; and

(b) has paid to the Landlord as cleared funds all rent due under this Lease up to the Break Date and all service charge and insurance due under this Lease (and demanded not less than 21 days before the Break Date) up to the Break Date; and

(c) gives vacant possession of the Premises to the Landlord on the Break Date;

Provided further that any payment made of any sums paid by the Tenant under this Lease which relates to a period following the Break Date shall be reimbursed to the Tenant within 1 month of such determination following the Break Date.

**IN WITNESS** of which the parties to this Deed have duly executed it on the date specified on page one.

## SCHEDULE 1

## THE PREMISES

ALL THAT property known as Unit 6B, Millennium Way, Park 2000, Westland Road, Leeds, West Yorkshire, as shown edged red on the Plan including:

1. all Pipes inside and exclusively serving the Premises;
2. all alterations and improvements to the Premises and all fixtures and fittings of every kind which are at any time in or on the Premises (whether originally fixed or fastened to them or not) except tenant's or trade fixtures and fittings;
3. all other structures and appurtenances at any time on or enjoyed with the Premises in so far as they do not form part of the Common Parts

so far as they exist at any time during the Term.

## SCHEDULE 2

## THE RIGHTS

1. The right to pass the Utilities through the Pipes which are at any time in within the Estate to the extent that they serve the Premises such right to determine in respect of any Pipes which become part of the public supply on the date on which they do so.

2. The right on giving reasonable prior notice (except in the case of emergency) to the Landlord and the appropriate occupier of the adjoining premises to enter on adjoining premises within the Estate where reasonably necessary and where such works could not otherwise reasonably be carried out for the purpose of inspecting, maintaining and repairing the Premises but not further or otherwise causing as little damage disturbance or inconvenience as possible and making good all damage caused to the reasonable satisfaction of the Landlord and any such adjoining occupier.

3. The right of support and protection for the Premises from the adjoining land of the Landlord within the Estate.

4. The right to place in any nameboard provided by the Landlord at the entrance to the Estate a sign stating the Tenant's name and business the design of such sign having previously been approved by the Landlord, such approval not to be unreasonably withheld or delayed.

5. The right of escape through adjoining premises within the Estate in case of fire or other emergencies or practices in respect of them.

## SCHEDULE 3

## THE EXCEPTIONS

1. The right to carry out works to and alter or rebuild the Estate or any building or other structure erected on any neighbouring or adjoining property at any time owned by the Landlord and to use the Estate or such neighbouring or adjoining property or the buildings or structures on them at any time as the Landlord wishes provide that the access of light and air to the Premises may thereby be interfered with non-materially.

2. The right to connect into and pass the Utilities through any Pipes at any time forming part of or serving the Premises which serve or are to serve the remainder of the Estate or any neighbouring or adjoining property.

3. The right to enter the Premises on reasonable prior notice (except in the case of emergency) where reasonably necessary and where such works could not otherwise reasonably be carried out for the purpose of inspecting, maintaining, repairing or carrying out work on the Estate or any neighbouring or adjoining property including to any part of any CCTV or similar system (including cameras, supports and other ancillary items and apparatus) and to any Pipes or CCTV or similar system (including cameras, supports and other ancillary items and apparatus) on or crossing the Premises serving or to serve the remainder of the Estate or any neighbouring or adjoining property or for any other purpose connected with the management of the Estate causing as little damage and inconvenience as reasonably practicable and making good any physical damage actually caused to the reasonable satisfaction of the Tenant as soon as reasonably practicable.

4. All rights of light, air, support and shelter and all other easements, quasi-easements and other rights at any time existing or created for the benefit of any other part of the Estate or any neighbouring or adjoining property.

5. The right of escape through the Premises in case of fire or other emergency or practices in respect of them.

6. The right to enter on the Premises for the purposes mentioned in this Lease.

7. The right when reasonable to:

   7.1 change the extent, layout or design of the whole or any part of the Common Parts;

   7.2 change the route of or substitute any Pipe forming part of the Common Parts;

   7.3 place temporary structures and other items on the Common Parts;

   7.4 carry out work or alterations on or to the Common Parts;

   7.5 vary or substitute the rights granted to the Tenant under the Second Schedule;

   as the Landlord may reasonably require at any time including making and/or carrying out changes, work, alterations, variations and substitutions of a material nature Provided That the Tenant's use of the Premises is not materially adversely affected.

8. The right to increase or reduce the extent of the Estate as the Landlord requires at any time.

## SCHEDULE 4

## THE SERVICE CHARGE

1. In this Schedule unless the context requires otherwise the following words and expressions mean:

**the Services:** the services listed in paragraph 5 of this Schedule;

**the Expenditure:** all reasonable and proper costs, expenses and outgoings whatsoever reasonably and properly incurred by the Landlord in providing or procuring the provision of all or any of the Services in respect of the Common Parts or the Estate (as appropriate) provided that the Landlord shall be entitled to include:

(1) any interest (at reasonable current rates from time to time) paid on any money borrowed for that purpose;

(2) the reasonable fees of the Landlord for any of the Services undertaken by the Landlord or an employee of the Landlord and not by a third party;

(3) any VAT payable on any costs, expenses or outgoings in respect of the Services or any other supply to the Landlord in connection with the Services;

**the Tenant's Proportion:** such reasonable and proper percentage or percentages as the Landlord, or if there is a dispute, the Surveyor at any time decides is the percentage of the Expenditure reasonably attributable to the Premises as opposed to any other premises in the Estate which may be a different percentage of the separate services forming part of the Services according to the requirement for them, the use of them and the benefit from them but without any discount being applied due to the length of the Term or its unexpired residue;

**the Account Year:** the annual period nominated by the Landlord at any time for the purposes of this Schedule.

2. The Landlord will arrange for proper written records to be kept in respect of the Expenditure and as soon as convenient after the end of each Account Year (and in any event within 3 months) will arrange for the preparation and submission to the Tenant of an account showing a full and complete and accurate summary of the Expenditure for that Account Year together with the Tenant's Proportion and if there is a dispute the account and the Tenant's Proportion shall be certified by the Surveyor.

3.

3.1 The Tenant shall pay a reasonable provisional sum in respect of the Tenant's Proportion for each Account Year to be determined by the Landlord or in the case of dispute, the Surveyor by equal payments in advance on the Rent Days the first payment, being a proportionate sum in respect of the period from the commencement date of the Term to the Rent Day immediately after the date of this Lease, to be paid on the execution of this Lease.

3.2 When the Tenant's Proportion for each Account Year is finally fixed:

3.2.1 if it exceeds the provisional sum paid by the Tenant the excess shall be paid to the Landlord within 14 days of written demand;

3.2.2 if it is less than the provisional sum paid by the Tenant the overpayment shall be credited to the Tenant's account for the then current Account Year or if the Term has come to an end shall be repaid to the Tenant within 1 month of the end of this Lease.

4.

4.1 This Schedule shall continue to apply even though the Term has come to an end but only in respect of the period down to the End of the Term.

4.2 All decisions of the Surveyor under this Schedule are to be made as an expert and shall be final and conclusive on all matters of fact (save in manifest error).

4.3 Where this Schedule provides for any decision of the Landlord to be referred to the Surveyor if there is a dispute the Tenant shall only be entitled to dispute the decision within three months of its notification by the Landlord (time being of the essence) and if it does not shall be deemed to accept the Landlord's decision.

4.4 If the Tenant disputes any demand made by the Landlord for payment of monies under this Schedule, whether or not the dispute is to be referred to the Surveyor, it shall, even though there is a dispute, pay the monies demanded to the Landlord in accordance with this Schedule and on the final resolution of the dispute (whether by the Surveyor or otherwise) the Landlord shall repay to the Tenant any excess which is found to have been paid.

4.3 The inclusion of a service in paragraph 5 of this Schedule does not impose any obligation on the Landlord to provide it.

5. The Services:

5.1 Inspecting, maintaining, repairing, amending, renewing (where beyond economic repair) and reinstating and (where appropriate) decorating, treating, cleaning, lighting the Common Parts or the Estate or any part of it and supplying the Utilities (including hot water) to the Common Parts or the Estate or any part of it.

5.2 The provision, maintenance, repair, replacement, renewal (where beyond economic repair) and operation of any:

5.2.1 mechanical, electrical, lighting, security, CCTV, emergency, fire detection, fire prevention, fire fighting, alarm, telephone, public address, sprinkler, control and monitoring systems and equipment and any other systems, equipment or plant of any type

5.2.2 notice boards, signage and marking out (whether to areas used by vehicles or otherwise) of any type; and

5.2.3 escape routes;

that are at any time deemed necessary by the Landlord (acting in the interests of good estate management).

5.3 Contributing towards the reasonable and proper cost of making, repairing, maintaining, amending, altering, renewing, rebuilding or cleaning anything used in common with any neighbouring or adjoining property.

5.4 Paying all existing and future rates, taxes, assessments, duties, charges, impositions and outgoings of any type charged, assessed or imposed on and relating to the Common Parts or the Estate or on any part of them or on the owner or occupier of them or any of them or on the provision of the Services or the Utilities whether or not of a capital or non-recurring nature.

5.5 Keeping books of account and management records in respect of the Services and the preparation and auditing of those accounts and the preparation and service of all notices and statements in respect of the Services.

5.6 The provision of security staff security patrols and/or other security services in respect of the Common Parts and/or the Estate including CCTV monitoring and/or recording services.

5.7 Employing the Surveyor and any other surveyor, accountant, agent, solicitor or other professional or adviser employed or retained in connection with the Services or anything arising in relation to them.

5.8 Employing managing agents in respect of the Estate.

5.9 Providing any services, equipment and staff that are at any time deemed necessary by the Landlord (acting in the interests of good estate management) for the efficient care, security and administration of the Common Parts or the Estate and/or the provision of the Services including staff remuneration and the payment of all National Health and Insurance contributions and other payments required by law to be paid by employers, pensions or other payments or benefits in kind (whether or not ex gratia) and the provision of any clothing and materials required by any staff for the proper performance of their duties.

5.10 Maintaining third party, employers' liability, public liability and other insurances and insuring all apparatus, equipment and other items at any time used or kept in on or forming part of the Common Parts or the Estate.

5.11 Inspecting and valuing the Common Parts or the Estate and any items in or on them for insurance purposes.

5.12 The removal of refuse and the provision of refuse disposal equipment.

5.13 The making and promulgation of any regulations for, or in connection with, the proper use of the Common Parts or the Estate and the enforcement of them.

5.14 Considering and settling any disputes, doubts, differences, questions or complaints that may arise at any time between either the Landlord and the Tenant or the Tenant and the Landlord's other tenants.

5.14 Abating any private or public nuisance.

5.15 Complying with, making representations against or otherwise contesting the incidence of any notice, regulation or order of any competent authority or any requirement of any statute relating to the Common Parts or the Estate as a whole.

5.16 Providing any additional service and making any other payment that the Landlord at any time deems reasonably necessary for, or incidental to, the provision of the Services or for the proper care, maintenance or good management of the Common Parts or the Estate.

## SCHEDULE 5

### Contractual Guarantee

1. In this schedule:-

1.1 "**Principal**" means the person who is or is to become the Tenant and whose obligations under this Lease and any authorised guarantee agreement the Guarantor has been required by the Landlord to guarantee, but shall not include any successor in title of that person;

1.2 "**Trigger Event**" means:-

(a) disclaimer of this Lease while the Principal is bound by the tenant covenants of this Lease;

(b) forfeiture of this Lease while the Principal is bound by the tenant covenants of this Lease; or

(c) while the Principal (being a corporation) is the Tenant, the dissolution or ceasing to exist of the Principal;

1.3 references to the period during which the Principal is bound by the tenant covenants of this Lease include any agreed or statutory continuation of the term granted by this Lease;

1.4 the Guarantor covenants as principal debtor and by way of indemnity and guarantee; and

1.5 the Guarantor shall be bound by any court or arbitration or tribunal proceedings in relation to the liability of the Principal in connection with this Lease whether or not the Guarantor is joined as a party in such proceedings.

2. The liability of the Guarantor shall not be affected by:-

2.1 any time or indulgence granted by the Landlord to the Principal;

2.2 any variation of this Lease or of any authorised guarantee agreement relating to this Lease (whether or not the Guarantor has consented to it);

2.3 the Principal being dissolved or otherwise ceasing to exist;

2.4 the surrender of part of the Premises; or

2.5 any other act or thing by which the Guarantor would otherwise have been released.

3. The Guarantor covenants with the Landlord that, while the Principal is bound by the tenant covenants of this Lease (or would be so bound but for the happening of a Trigger Event):-

3.1 the Principal will pay the rents reserved by this Lease and observe and perform the tenant covenants contained in this Lease; and

3.2 if the Principal fails to pay the rent or to observe and perform the tenant covenants or if the Landlord refuses any tender of rent (at a time when the Landlord is entitled or would, after service of a notice under section 146 of the Law of Property Act 1925, be entitled to re-enter the Premises) or if a Trigger Event occurs the Guarantor will:-

(a) pay the rent and observe and perform the tenant covenants; and

(b) indemnify the Landlord against all claims, demands, loss, damages, liability, costs and expenses sustained by the Landlord by reason of or arising in any way out of the Principal's failure to pay the rent or to observe and perform the tenant covenants.

4.

4.1 Paragraphs 4.2 and 4.4 of this Schedule apply (without prejudice to any other rights of the Landlord against the Guarantor or any other person) if there is a Trigger Event.

4.2 The Guarantor covenants that, if required in writing by the Landlord within two months of the Landlord receiving notice of a Trigger Event occurring, the Guarantor will enter into a new lease of the Premises on the terms set out in paragraph 4.3 of this Schedule and shall:-

(a) pay the costs of the new lease; and

(b) execute and deliver to the Landlord a counterpart of the new lease and such related documents as the Landlord may reasonably require.

4.3 The new lease referred to in paragraph 4.2 of this Schedule shall take effect from the date of the Trigger Event and shall be on the following terms:-

(a) for a term equal to the residue of the term of this Lease which would have remained had the Trigger Event not occurred;

(b) at the rent reserved by this Lease on the date of the Trigger Event (or, if required by the Landlord, such higher rent as would have been reserved by this Lease on the date on which the new lease is granted if this Lease had continued in force and the rent had been reviewed in accordance with the terms of this Lease) subject to review on the same terms and dates as provided by this Lease; and

(c) otherwise subject to the same covenants and conditions as in this Lease (save that the Guarantor shall not be required to procure a guarantor of its obligations under the new lease).

4.4 The Guarantor covenants with the Landlord to pay on demand an amount calculated in accordance with paragraph 4.5 of this Schedule if:-

(a) a Trigger Event occurs; and

(b) the Guarantor's obligations under paragraph 3 of this Schedule are determined; and

(c) the Landlord does not require the Guarantor to accept a new lease in accordance with paragraph 4.2 of this Schedule; and

(d) either (in the case of disclaimer) no vesting order is made in respect of this Lease or (in the case of forfeiture) relief from forfeiture has not been granted to any person.

4.5 The amount referred to in paragraph 4.4 of this Schedule shall be equal to the rent reserved by this Lease for the period commencing with the date of the Trigger Event and ending on the earlier of:-

(a) the date six months after the Trigger Event; and

(b) the date (if any) upon which the Premises are re-let.

4.6 Paragraph 5.2 of this Schedule applies while the Principal is bound by an authorised guarantee agreement.

4.7 The Guarantor covenants with the Landlord that:-

(a) the Principal will observe and perform its obligations in the authorised guarantee agreement; and

(b) if the Principal fails to observe and perform its obligations in the authorised guarantee agreement the Guarantor will:-

(i) observe and perform those obligations; and

(ii) indemnify the Landlord against all claims, demands, loss, damages, liability, costs and expenses sustained by the Landlord by reason of or arising in any way out of the Principal's failure to observe and perform those obligations.

5. The Guarantor shall, at the request of the Landlord, join in and give its consent to the terms of any consent, approval, variation or other document that may be entered into by the Principal in connection with this Lease or any authorised guarantee agreement entered into by the Principal relating to this Lease.

6. Following the taking of any step in connection with any voluntary arrangement or any other compromise or arrangement for the benefit of any creditors of the Principal, the Guarantor shall not exercise any right or remedy that it may have against the Principal in respect of any amount paid or other obligation performed by the Guarantor under this guarantee and indemnity.

7. Any provision of this schedule which is rendered void by virtue of section 25 of the 1995 Act shall be severed from all remaining provisions and the remaining provisions shall be preserved.

8. If any provision in this schedule extends beyond the limits permitted by section 25 of the 1995 Act that provision shall be deemed to be varied so as not to extend beyond those limits.

**SCHEDULE 6**
**Authorised Guarantee Agreement**

1. In this Schedule:-

1.1 **"Assignor"** means the Tenant who has applied for licence to assign (but includes any former Tenant who by virtue of section 11 of the 1995 Act was not released on any earlier assignment of this Lease) and where more than one person comprises the Assignor the expression shall include all or either or any such persons and obligations expressed or implied to be made by any of them shall be deemed to be made by such persons jointly and severally;

1.2 **"Assignee"** means the person to whom this Lease is to be assigned;

1.3 **"Trigger Event"** means:-

(a) disclaimer of this Lease;

(b) forfeiture of this Lease; or

(c) while the Assignee (being a corporation) is the Tenant, the dissolution or ceasing to exist of the Assignee;

1.4 references to the period during which the Assignee is bound by the tenant covenants of this Lease include any agreed or statutory continuation of the term granted by this Lease;

1.5 the Assignor covenants as principal debtor and by way of indemnity and guarantee; and

1.6 the Assignor shall be bound by any court or arbitration or tribunal proceedings in relation to the liability of the Assignee in connection with this Lease whether or not the Assignor is joined as a party in such proceedings.

2. The liability of the Assignor shall not be affected by:-

2.1 any time or indulgence granted by the Landlord to the Assignee;

2.2 any variation of this Lease (whether or not the Assignor has consented to it);

2.3 the Assignee being dissolved or otherwise ceasing to exist;

2.4 the surrender of part of the Premises; or

2.5 any other act or thing by which the Assignor would otherwise have been released.

3. The Assignor covenants with the Landlord that, while the Assignee is bound by the tenant covenants of this Lease (or would be so bound but for the happening of a trigger event):-

3.1 the Assignee will pay the rents reserved by this Lease and observe and perform the tenant covenants contained in this Lease; and

3.2 if the Assignee fails to pay the rent or to observe and perform the tenant covenants or if the Landlord refuses any tender of rent (at a time when the Landlord is entitled or would, after service of a notice under section 146 of the Law of Property Act 1925, be entitled to re-enter the Premises) or if a Trigger Event occurs the Assignor will:-

(a) pay the rent and observe and perform the tenant covenants; and

(b) indemnify the Landlord against all claims, demands, loss, damages, liability, proper costs and proper expenses properly sustained by the Landlord by reason of or arising in any way out of the Assignee's failure to pay the rents or to observe and perform the tenant covenants.

4.1 Paragraphs 4.2 and 4.4 of this Schedule apply (without prejudice to any other rights of the Landlord against the Assignor or any other person) if there is a Trigger Event.

4.2 The Assignor covenants that, if required in writing by the Landlord within two months of the Landlord receiving notice of a Trigger Event occurring, the Assignor will enter into a new lease of the Premises on the terms set out in paragraph 4.3 of this Schedule and shall:-

(a) pay the reasonable costs of the new lease; and

(b) execute and deliver to the Landlord a counterpart of the new lease and such related documents as the Landlord may reasonably require.

4.3 The new lease referred to in paragraph 4.2 of this Schedule shall take effect from the date of the Trigger Event and shall be on the following terms:-

(a) for a term equal to the residue of the term of this Lease which would have remained had the Trigger Event not occurred;

(b) at the rent reserved by this Lease on the date of the Trigger Event subject to review on the same terms and dates as provided by this Lease; and

(c) otherwise subject to the same covenants and conditions as in this Lease (save that the Assignor shall not be required to procure an authorised guarantee agreement in respect of its obligations under the new lease).

4.4 The Assignor covenants with the Landlord to pay within 14 days of written demand an amount calculated in accordance with paragraph 4.5 of this Schedule if:-

(a) a Trigger Event occurs; and

(b) the Assignor's obligations under paragraph 3 of this Schedule are determined; and

(c) the Landlord does not require the Assignor to accept a new lease in accordance with paragraph 4.2 of this Schedule; and

(d) either (in the case of disclaimer) no vesting order is made in respect of this Lease or (in the case of forfeiture) relief from forfeiture has not been granted to any person.

4.5 The amount referred to in paragraph 4.4 of this Schedule shall be equal to the rent reserved by this Lease for the period commencing with the date of the Trigger Event and ending on the earlier of:-

(a) the date six months after the Trigger Event; and

(b) the date (if any) upon which the Premises are re-let.

5. The Assignor shall, at the reasonable request of the Landlord, join in and give its consent to the terms of any consent, approval, variation or other document that may be entered into by the Assignee in connection with this Lease.

6. Following the taking of any step in connection with any voluntary arrangement or any other compromise or arrangement for the benefit of any creditors of the Assignee, the Assignor shall not exercise any right or remedy that it may have against the Assignee in respect of any amount paid or other obligation performed by the Assignor under this guarantee and indemnity.

7. Any provision of this schedule which is rendered void by virtue of section 25 of the 1995 Act shall be severed from all remaining provisions and the remaining provisions shall be preserved.

8. If any provision in this schedule extends beyond the limits permitted by section 25 of the 1995 Act that provision shall be deemed to be varied so as not to extend beyond those limits.

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|---|---|
| Signed as a deed in the name of and on behalf of **SAL PENSION FUND LIMITED** by J. CLIFTON-BROWN being an officer appointed for the purpose by the board of directors of CB Richard Ellis Investors Limited, its attorney, in the presence of: | SAL Pension Fund Ltd by its attorney CB Richard Ellis Investors Ltd acting by James Clifton-Brown. |
| Signature of witness | [signature] |
| Name (in BLOCK CAPITALS) | J. A. CLARK |
| Address | 21 Bryanston St<br>London<br>W1H 7PR |

| | |
|---|---|
| Signed as a deed in the name of and on behalf of **SAL PENSION FUND LIMITED** by R W I DEAN being an officer appointed for the purpose by the board of directors of CB Richard Ellis Investors Limited, its attorney, in the presence of: | SAL Pension Fund Ltd by its attorney CB Richard Ellis Investors Ltd acting by [signature] |
| Signature of witness | [signature] |
| Name (in BLOCK CAPITALS) | J. A. CLARK |
| Address | 21 Bryanston St<br>London<br>W1H 7PR |

| | |
|---|---|
| Signed as a deed by **MTS MEDICATION TECHNOLOGIES LIMITED**, acting by a director and its secretary/two directors | *Signature*<br><br>Director<br><br>*Signature*<br><br>Secretary/Director |